Exhibit 99.1

Alta Equipment Group Announces Select, Preliminary, Unaudited Second Quarter 2023 Financial Results

Preliminary, Unaudited Second Quarter Financial Highlights

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Revenue expected to be between $462.0 million to $472.0 million;
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Trailing twelve months “TTM” revenue expected to be between $1,716.3 million and $1,726.3 million;
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net income (loss) between $(1.4) million and $4.3 million;
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Adjusted EBITDA* expected to be between $48.0 million to $50.5 million; and
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TTM Adjusted EBITDA* expected to be between $175.5 million and $178.0 million.

LIVONIA, Mich., July 20, 2023 – Alta Equipment Group Inc. (NYSE: ALTG) (“Alta” or the “Company”), a leading provider of premium material handling, construction and environmental processing equipment and related services, today announced that, based upon preliminary and unaudited estimates and information available to it as of the date hereof, the Company expects to report that it had (i) revenue between $462.0 million to $472.0 million for the three months ended June 30, 2023, (ii) TTM revenue between $1,716.3 million and $1,726.3 million as of June 30, 2023, (iii) net income (loss) between $(1.4) million and $4.3 million, (iv) Adjusted EBITDA between $48.0 million to $50.5 million for the three months ended June 30, 2023, and (v) TTM Adjusted EBITDA between $175.5 million and $178.0 million as of June 30, 2023.

This preliminary financial information is the responsibility of management and has been prepared in good faith on a consistent basis with prior periods. However, Alta has not yet completed its financial closing procedures for the quarter ended June 30, 2023, and its actual results are subject to change and could be materially different from this preliminary financial information, which preliminary information should not be regarded as a representation by Alta or its management as to Alta’s actual results as of the quarter ended June 30, 2023. The preliminary estimated data should not be considered a substitute for the full financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”) and reviewed by the Company’s auditors.

About Alta Equipment Group Inc.

Alta owns and operates one of the largest integrated equipment dealership platforms in the U.S. and has a presence in Canada. Through its branch network, the Company sells, rents, and provides parts and service support for several categories of specialized equipment, including lift trucks and aerial work platforms, heavy and compact earthmoving equipment, environmental processing equipment, cranes, paving and asphalt equipment and other material handling and construction equipment. Alta has operated as an equipment dealership for 39 years and has developed a branch network that includes over 75 total locations in Michigan, Illinois, Indiana, Ohio, Massachusetts, Maine, Connecticut, New Hampshire, Vermont, Rhode Island, New York, Virginia, Nevada and Florida and the Canadian provinces of Ontario and Quebec. Alta offers its customers a one-stop-shop for their equipment needs through its broad, industry-leading product portfolio. More information can be found at www.altaequipment.com.

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Forward-Looking Statements

Certain statements included in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alta’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Alta’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: supply chain disruptions, inflationary pressures resulting from supply chain disruptions or a tightening labor market; negative impacts on customer payment policies and adverse banking and governmental regulations, resulting in a potential reduction to the fair value of Alta’s assets; the performance and financial viability of key suppliers, contractors, customers, and financing sources; economic, industry, business and political conditions including their effects on governmental policy and government actions that disrupt Alta’s supply chain or sales channels; Alta’s success in identifying acquisition targets and integrating acquisitions; Alta’s success in expanding into and doing business in additional markets; Alta’s ability to raise capital at favorable terms; the competitive environment for Alta’s products and services; Alta’s ability to continue to innovate and develop new business lines; Alta’s ability to attract and retain key personnel, including, but not limited to, skilled technicians; Alta’s ability to maintain its listing on the New York Stock Exchange; the impact of cyber or other security threats or other disruptions to Alta’s businesses; Alta’s ability to realize the anticipated benefits of acquisitions or divestitures, rental fleet investments or internal reorganizations; federal, state, and local government budget uncertainty, especially as it relates to infrastructure projects and taxation; currency risks and other risks associated with international operations; and other risks and uncertainties identified in this press release or indicated from time to time in the section entitled “Risk Factors” in Alta’s Annual Report on Form 10-K and other filings with the SEC. Alta cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Alta does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

*Use of Non-GAAP Financial Measures

We disclose non-GAAP financial measures, including Adjusted EBITDA, in this press release because we believe they are useful performance measures that assist in an effective evaluation of our operating performance when compared to our peers, without regard to financing methods or capital structure. We believe such measures are useful for investors and others in understanding and evaluating our operating results in the same manner as our management. However, such measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for, or in isolation from, net income (loss), revenue, operating profit, debt, or any other operating performance measures calculated in accordance with GAAP.

We define Adjusted EBITDA as net income (loss) before interest expense (not including floorplan interest paid on new equipment), income taxes, depreciation and amortization, adjustments for certain one-time or non-recurring items and other adjustments. We exclude these items from net income (loss) in arriving at Adjusted EBITDA because these amounts are either non-recurring or can vary substantially within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance. For example, items such as a company’s cost of capital and tax structure, certain one-time or non-recurring items as well as the

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historic costs of depreciable assets, are not reflected in Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an indication that results will be unaffected by the items excluded from this metric. Our computation of Adjusted EBITDA may not be identical to other similarly titled measures of other companies. For a reconciliation of non-GAAP measures to their most comparable measures under GAAP, please see the table entitled “Reconciliation of Non-GAAP Financial Measures” at the end of this press release.

Contacts

Investors:

Kevin Inda

SCR Partners, LLC

kevin@scr-ir.com
(225) 772-0254

Media:

Glenn Moore

Alta Equipment Group, LLC

glenn.moore@altg.com

(248) 305-2134

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Reconciliation of Non-GAAP Financial Measures

	Three Months Ended June 30, 2023 Estimated Range		TTM, As of June 30, 2023 Estimated Range
(amounts in millions)
	Low[9]	High[9]	Low[9]	High[9]
Net income (loss) available to common shareholders	$(1.4)	$4.3	$1.7	$7.4
Depreciation and amortization	33.9	31.9	122.5	120.5
Interest expense	14.3	13.3	45.2	44.2
Income tax expense	0.6	–	1.5	0.9
EBITDA[8]	$47.4	$49.5	$170.9	$173.0
Adjustments:
Transaction costs[1]	0.5	0.5	1.6	1.6
Loan administration fees[2]	0.1	0.1	0.2	0.2
Share-based incentives[3]	1.1	1.1	3.5	3.5
Other expenses[4]	–	0.4	1.5	1.9
Preferred stock dividend[5]	0.8	0.8	3.1	3.1
Showroom-ready equipment interest expense[6]	(1.9)	(1.9)	(5.3)	(5.3)
Adjusted EBITDA[8]	$48.0	$50.5	$175.5	$178.0
Pro forma EBITDA-acquisitions[7]	–	–	4.6	4.6
Adjusted pro forma EBITDA[8]	$48.0	$50.5	$180.1	$182.6
(1)
Expenses related to acquisitions and capital raising activities.
(2)
Debt administration expenses associated with debt refinancing activities.
(3)
Reflects non-cash equity-based compensation expenses.
(4)
Other non-recurring expenses inclusive of severance payments, greenfield startup, legal and consulting costs.
(5)
Expenses related to preferred stock dividend payments.
(6)
Represents interest expense associated with showroom-ready new equipment interest included in total interest expense above.
(7)
Pro Forma EBITDA of acquisitions completed within the year, assuming acquisitions occurred as of January 1, prorated through the actual date of acquisition.
(8)
Represents Non-GAAP measure.
(9)
Low and high estimates are management estimates and subject to change.

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